UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2017

Flushing Financial Corporation
(Exact name of registrant as specified in its charter)

001-33013
(Commission File Number)

Delaware
(State or other jurisdiction of incorporation)
11-3209278
(IRS Employer Identification No.)
220 RXR Plaza, Uniondale, New York , 11556
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 10, 2017, Flushing Financial Corporation (the “Company”) announced that John E. Roe, Sr. intends to relinquish his positions as Chairman of Board of the Company and Flushing Bank and that Alfred A. DelliBovi has been elected Chairman of the Board of Directors of the Company and the Bank, effective February 3, 2017. Mr. Dellibovi has been a director of the Company since 2014 and last year was re-elected to a term expiring in 2019. Mr. Roe was re-elected as a director in 2015 for a term expiring in 2018 and will continue to serve in that role.

A copy of the press release relating to the foregoing is filed as Exhibit 99.1 hereto and incorporated by reference herein in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description
99.1	Press release dated January 10, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flushing Financial Corporation

Date: January 10, 2017	By:	/s/ MARIA GRASSO
Maria Grasso
	Title:	Senior Executive Vice President, Chief Operating Officer and Corporate Secretary